                                                                      Exhibit 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints Robi Hartman (with full power to him to act alone) his true and lawful attorney-in-fact, with power of substitution and resubstitution, in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) and supplements to this Registration Statement and any subsequent registration statement relating to the offering contemplated by such Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     Signature                                     Title                           Date
     ---------                                     -----                           ----
/s/ Robi Hartman                         Chairman of the Board,                November 28, 2001
------------------------------------     Chief Executive Officer and
Robi Hartman                             Acting Chief Financial Officer
                                         (Principal Executive, Financial
                                         and Accounting Officer)


/s/ David Rubner                         Director                              November 28, 2001
------------------------------------
David Rubner

------------------------------------     Director
Moshe Kahn

/s/ Jonathan Nativ                       Director                              November 28, 2001
------------------------------------
Jonathan Nativ

/s/ Aharon Jacobowitz                    Director                              November 28, 2001
------------------------------------
Aharon Jacobowitz

/s/ Yael Ilan                            Director                              November 28, 2001
------------------------------------
Yael Ilan

------------------------------------     Director
Gideon Marks